SIXTH
                    AMENDED AND RESTATED
                  TITLE CLEARING AGREEMENT
                          (LAWYERS)


     This Agreement is made and entered into as of July 31, 1996, by and among Fairfield Communities, Inc., a Delaware corporation (referred to herein as "FCI"); Fairfield Acceptance Corporation, a Delaware corporation and wholly-owned subsidiary of FCI (referred to herein as "FAC"); Lawyers Title Insurance Corporation, a Virginia corporation (referred to herein as "Nominee"); The First National Bank of Boston, Boston, Massachusetts (hereinafter defined as "FNBB"), as agent and lender to FCI pursuant to the FCI Boston Loan Agreement (as hereinafter defined); FNBB, as agent and lender to FAC pursuant to the FAC Boston Loan Agreement (as hereinafter defined); First Commercial Trust Company, N.A., Little Rock, Arkansas, as trustee (referred to herein as "1993-A Trustee"), pursuant to the 1993-A Pledge Agreement (as hereinafter defined); and Capital Markets Assurance Corporation, a New York stock insurance company, as collateral agent (referred to hereinafter as "Triple-A Collateral Agent"), pursuant to the Triple-A Credit Agreement (as hereinafter defined). This Agreement is made in lieu of and supersedes that certain Fifth Amended and Restated Title Clearing Agreement dated as of March 28, 1995, as amended, by and among certain of the parties hereto, which agreement is hereby canceled.

                    W I T N E S S E T H:

     WHEREAS, FCI is engaged in the development of certain resort and recreational projects known as Fairfield Bay, Van Buren and Cleburne Counties, Arkansas; Fairfield Glade,
Cumberland County, Tennessee; Fairfield Branson, Taney County, Missouri; Fairfield Mountains, Rutherford County, North Carolina; Fairfield Sapphire Valley, Jackson and Transylvania Counties, North Carolina; Fairfield Harbour, Craven County, North Carolina; Sands Atlantic Beach, Carteret County, North Carolina; Fairfield Ocean Ridge, Colleton County, South Carolina; Sands Myrtle Beach, Horry County, South Carolina; Fairfield Plantation, Carroll County, Georgia; Fairfield Williamsburg and Fairfield Williamsburg at Kingsgate, York County, Virginia and certain other properties not subject hereto; and has sold and continues to sell subdivided Lots (as hereinafter defined), Undivided Ownership Interests (as hereinafter defined), and Intervals (as hereinafter defined) to purchasers by way of contract agreements and installment notes ("Sales Contracts") whereby the purchaser is permitted to finance the purchase price for said Lots, Undivided Ownership Interests and Intervals over a period of time; and

     WHEREAS, FNBB is the primary lender responsible for financing the development of FCI projects and in connection therewith has obtained a security interest in certain Sales Contracts as security for the repayment of the borrowings of FCI under the FCI Boston Loan Agreement and of FAC under the FAC Boston Loan Agreement, and FNBB has further taken underlying encumbrances against certain of the Properties (as hereinafter defined) and certain other properties not subject to this Agreement at the various FCI projects as security for repayment of the borrowings of FCI under the FCI Boston Loan Agreement and of FAC under the FAC Boston Loan Agreement, which underlying encumbrances on the Properties have provisions for release for the protection of the purchasers of Lots, Undivided Ownership Interests and Intervals, said releases to be given under conditions as set forth therein; and

     WHEREAS, FCI and FAC have entered into arrangements for the sale by FCI to FAC of certain Sales Contracts and other receivables pursuant to a Third Amended and Restated Operating Agreement dated as of December 9, 1994, as amended; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Funding Corporation, a Delaware corporation (referred to herein as "FFC"), which Sales Contracts have in turn been pledged by FFC to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Capital Corporation, a Delaware corporation (referred to herein as "FCC"), pursuant to an Amended and Restated Receivables Purchase Agreement, dated as of July 31, 1996 (the "Triple-A Purchase Agreement") which Sales Contracts have in turn been pledged by FCC to the Triple-A Collateral Agent for the benefit of itself, Triple-A One
Funding Corporation, a Delaware corporation (referred to herein as "Triple-A") and The First National Bank of Boston, as L/C Bank ("L/C Bank"), pursuant to the Triple-A Credit Agreement; and

     WHEREAS, FNBB (i) has released its lien upon and its interest in the Sales Contracts and the underlying Lots, Undivided Ownership Interests and Intervals pledged to the 1993-A Trustee and (ii) has released, or will have released its lien upon and its interest in, the Sales Contracts and the underlying Lots, Undivided Ownership Interests and Intervals as a prior condition to their being pledged to the Triple-A Collateral Agent; and

     WHEREAS, the parties hereto are desirous of establishing a title clearing mechanism for the purpose of providing a convenient method of holding and conveying title to the Properties, releasing encumbrances thereon and protecting the interests of the various parties hereto as their interests may appear;

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1.   Definitions.   For the purposes of  this Agreement
          -----------
the following words and terms shall have the following meanings unless the context clearly indicates otherwise:

     Community  Club means the  Community Clubs of Fairfield
     ---------------
Bay, Arkansas and Fairfield Glade, Tennessee.

     FAC   means,   as  appropriate,   Fairfield  Acceptance
     ---
Corporation, individually or in its capacity as servicer under the 1993-A Pledge Agreement or the Triple-A Credit
Agreement.

     FAC Boston  Loan Agreement means the  Third Amended and
     --------------------------
Restated Revolving Credit Agreement, dated as of September 28, 1993, between FAC and FNBB, as amended pursuant to the First Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 9, 1994, between FAC and FNBB, and as further amended by the Second Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 19, 1994, between FAC and FNBB, as amended and in effect from time to time.

     FCC  means  Fairfield  Capital Corporation,  a Delaware
     ---
corporation.

     FCI  means  Fairfield  Communities,  Inc.,  a  Delaware
     ---
corporation.

     FCI  Boston  Loan  Agreement   means  the  Amended  and
     ----------------------------
Restated Revolving Credit Agreement, dated as of September 28, 1993, among FCI, Fairfield Myrtle Beach, Inc., Suntree Development Company, St. Andrews Management, Inc., Fairfield Suntree Realty, Inc., and FNBB, as amended pursuant to the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 13, 1994, as further amended by Consent Waiver and Agreement, dated as of September 23, 1994, as further amended by Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of December 9, 1994, as further amended by Third Amendment to Amended and Restated Revolving Credit Agreement, dated as of December 19, 1994, as further amended by Fourth Amendment to Amended and Restated Revolving Credit Agreement, dated as of November 20, 1995, and as further amended by Fifth Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 25, 1996, among FCI, Fairfield Myrtle Beach, Inc., and FNBB, as amended and in effect from time to time.

     FFC  means  Fairfield  Funding Corporation,  a Delaware
     ---
corporation.

     FNBB means, as appropriate, The First National Bank  of
     ----
Boston, as lender and agent for itself and such other lenders who may hereinafter become parties to the FCI Boston Loan Agreement, and The First National Bank of Boston, as lender and agent for itself and such other lenders who may hereinafter become parties to the FAC Boston Loan Agreement.

     Intervals means those timeshare intervals created or to
     ---------
be created in the Properties conveyed to Nominee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such Properties subsequently conveyed to Nominee in the continuance of this Agreement. Intervals are created in the Properties pursuant to the filing of regime documents creating an underlying ownership interest which is the subject of a Sales Contract, which ownership interest consists of a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Project.

     L/C Bank  means  The First National Bank of  Boston, as
     --------
L/C Bank under the Triple-A Credit Agreement.

     Loan  Agreement  means,  as  appropriate,  (i) the  FCI
     ---------------
Boston Loan  Agreement, (ii) the FAC  Boston Loan Agreement,
(iii) the  1993-A Pledge  Agreement,  or  (iv) the  Triple-A
Credit Agreement.

     Lots means  all the  subdivided lots  created or  to be
     ----
created in the Properties conveyed to Nominee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such Properties subsequently conveyed to Nominee in the continuance of this Agreement.

     Mortgage  means a Deed  of Trust, Deed  to Secure Debt,
     --------
Vendor's Lien, mortgage or any other instrument typically considered to be a mortgage.

     Operating  Agreement  means   the  Third  Amended   and
     --------------------
Restated Operating Agreement dated as of December 9, 1994, between FCI and FAC, as amended.

     1993-A  Pledge Agreement means  that certain Pledge and
     ------------------------
Servicing Agreement dated as of September 28, 1993, by and among FAC, as Servicer, FFC, as Issuer, 1993-A Trustee, as Trustee, and Texas Commerce Trust Company, as Standby
Servicer, relating to the issuance by FFC of certain Interval Ownership and Lot Contract Pay-Through Notes, Series 1993-A.

     POA   means   timeshare   associations   organized   in
     ---
connection with the establishment of timesharing projects at the various FCI projects and other property owners associations which may have been organized in connection with the platting or subdividing of vacant lots at the various FCI projects.

     Project      means      any     of      the     various
     -------
recreational/retirement communities developed by FCI.

     Properties  means  those   Lots,  Undivided   Ownership
     ----------
Interests and Intervals located on the property described in the various deeds listed in Schedule A attached hereto, as amended from time to time. The Mortgages on the Properties in favor of FNBB are listed in Schedule B attached hereto, as amended from time to time.

     Purchasers   means  those   individuals,  partnerships,
     ----------
corporations or other entities who have entered into a Sales
Contract  with FCI  for  the purchase  of  a Lot,  Undivided
Ownership Interest or Interval at an FCI project.

     Sales  Contracts means  those  contract agreements  and
     ----------------
installment notes, including promissory notes secured by Mortgages, heretofore entered into and hereinafter to be entered into between FCI and various Purchasers for the purchase of a Lot, Undivided Ownership Interest or Interval and for which the total purchase price has not been paid by the Purchaser.

     Secured  Party means  FNBB, the  1993-A Trustee  or the
     --------------
Triple-A Collateral Agent, as applicable.

     Triple-A  means Triple-A  One  Funding  Corporation,  a
     --------
Delaware corporation.

     Triple-A   Collateral   Agent  means   Capital  Markets
     -----------------------------
Assurance Corporation, a New York Stock insurance company, as collateral agent for the benefit of itself, Triple-A and L/C Bank, pursuant to the Triple-A Credit Agreement.

     Triple-A  Credit Agreement  means that  certain Amended
     --------------------------
and Restated Credit Agreement dated as of July 31, 1996, by and among FAC, as servicer, FCI, FCC, as borrower, Triple-A Collateral Agent, Triple-A and L/C Bank, relating to loans to be made by Triple-A to FCC.

     Triple-A Intervals  means  those Intervals  which  give
     ------------------
rise to certain Sales Contracts pledged, assigned and transferred to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Intervals are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     Triple-A  Lots  means those  Lots  which  give rise  to
     --------------
certain Sales Contracts pledged, assigned and transferred to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Lots are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     Triple-A  Undivided  Ownership  Interests  means  those
     -----------------------------------------
Undivided Ownership Interests which give rise to certain Sales Contracts pledged, assigned and transferred to the
Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Undivided Ownership Interests are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     1993-A  Trustee means  First Commercial  Trust Company,
     ---------------
N.A.,  Little Rock,  Arkansas, as  trustee under  the 1993-A
Pledge Agreement.

     1993-A Trust Intervals means those Intervals which give
     ----------------------
rise to certain Sales Contracts pledged, assigned and transferred to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement. The 1993-A Trust Intervals are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.

     1993-A Trust Lots  means those Lots which  give rise to
     -----------------
certain Sales Contracts pledged, assigned and transferred to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement. The 1993-A Trust Lots are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.

     1993-A  Trust Undivided Ownership Interests means those
     -------------------------------------------
Undivided Ownership Interests which give rise to certain Sales Contracts pledged, assigned and transferred to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement. The 1993-A Trust Undivided Ownership Interests are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.

     Undivided  Ownership  Interests  means those  undivided
     -------------------------------
ownership interests created or to be created in the Properties conveyed to Nominee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such Properties subsequently conveyed to Nominee in continuance of this Agreement. An Undivided Ownership Interest is that form of real property ownership in a unit or units committed to undivided ownership consisting of an undivided interest in fee simple absolute as a tenant in common with all other owners of an undivided interest in such unit or units, whereby an owner is entitled to occupy the same on a reservation basis and where the owner's fractional interest is shown on the owner's Sales Contract and deed.

     2.   Transfer  of  Properties  to  Nominee.    FCI,  by
          -------------------------------------
various deeds executed from time to time, has transferred fee simple title to the Properties identified on Schedule A to Nominee, subject to those Mortgages identified on Schedule B. Nominee agrees to acquire and hold legal title to said Properties in accordance with the terms, provisions and conditions of this Agreement and for the benefit of FCI, FAC and the related Secured Party, as their interests may appear. Except for those Properties for which the beneficial interest has been transferred to FFC or FCC and subsequently pledged to the 1993-A Trustee or the Triple-A Collateral Agent, respectively, the beneficial interest in all the Properties underlying Sales Contracts conveyed to Nominee pursuant to this Agreement shall be in FCI, and at such time as the Sales Contracts are transferred to FAC pursuant to the Operating Agreement, the beneficial interest in the Properties underlying those Sales Contracts transferred to FAC shall pass to FAC with the transference of said Sales Contracts. In the event FCI elects to repurchase Sales Contracts previously transferred to FAC, the beneficial interest in the Properties will be re-transferred to FCI by FAC when those Sales Contracts are transferred from FAC back to FCI, all in accordance with the Operating Agreement. Although Nominee shall be advised of the transference of the Sales Contracts and the beneficial interest in the Properties underlying the Sales Contracts, Nominee shall not be held liable by any party hereto for acting in good faith on the written instructions of FCI or FAC even though there may be a mistake as to the proper owner of the beneficial interest underlying the Sales Contracts.

     Notwithstanding anything herein to the contrary, with respect to those Properties which are subject to Sales Contracts with Purchasers who are residents of the State of New Jersey the following shall apply: Within 180 days of receipt by FAC or FCI of the first installment payment under such Sales Contract, FAC or FCI shall notify Nominee to hold title to such Properties for the benefit of the respective Purchaser. The beneficial interest in such Properties will then be held by Nominee for the benefit of the respective Purchaser until the time of deeding as provided for in the Sales Contract.

     3.   Title Ownership and Responsibility of Nominee.
          ---------------------------------------------
     (a) Nominee acknowledges that notwithstanding the fact that it will be the record owner of the fee simple title to the Properties, its ownership is subject in all respects to the provisions of this Agreement, those Mortgages identified on Schedule B hereto, and the terms and conditions of the Loan Agreements. Nominee further acknowledges that it holds fee simple title to the Properties for the benefit of the other parties hereto and shall have no equitable rights in the Properties nor any right to the income or profits to be derived therefrom.

     (b) Nominee's function and responsibility during the existence of this Agreement will be to (i) hold record title to the Properties for the benefit of the other parties hereto, FFC and FCC, (ii) convey title as directed upon the written request of FCI or FAC, as applicable, as the beneficial owner at such time, and, if applicable, as servicer under the 1993-A Pledge Agreement or the Triple-A Credit Agreement, except as provided by Section 12 hereof;
(iii) contemporaneously with the conveyance of any of the Properties that qualify for deeding in accordance with the terms of the Sales Contracts, pursuant to authorization from the related Secured Party as set forth herein, cause with respect to such Properties such Secured Party's underlying Mortgage, if any, to be released of record; (iv) where requested by FCI or a Purchaser, as the case may be, cause to be issued a title insurance policy to the Purchaser (provided all title requirements are properly met and the appropriate premium has been paid); and (v) execute such instruments as required to be executed pursuant to Sections 11 and 13 hereof. Nominee may authorize any third party, including any employee of FAC or FCI, by power of attorney, to execute any instrument required by this Section 3(b).

     (c) Except to the extent expressly permitted herein, Nominee shall have no discretionary authority whatsoever to exercise any control over the Properties.

     (d) Except as set forth in Section 3(b), Nominee agrees that it will do nothing which will in any way impair, encumber or otherwise adversely affect in any manner the title to the Properties.

     (e) Nominee shall have no duties and responsibilities other than those set forth herein, and it shall act only at the direction of the parties hereto and solely in accordance with the terms hereof. FCI, FAC and each Secured Party hereby expressly do not delegate any discretionary duties or responsibilities to Nominee as are often times associated with a trustee acting pursuant to the terms and provisions of a trust agreement.

     4.   Responsibility  of   FAC   or  FCI   Relating   to
          --------------------------------------------------
Conveyances by Nominee.
----------------------
     (a) FCI shall cause any construction or vendor's lien or blanket encumbrance (other than FNBB's Mortgages) to be released and shall be responsible for paying release prices to the proper party as necessary to secure the release of the Properties to be conveyed as provided herein.

     (b) FCI or FAC, as the case may be, shall prepare all such deeds, releases, assignments and other documents as may be necessary to carry out the purpose of this Agreement and to cause revenue or transfer tax stamps to be properly affixed as necessary to satisfy recording requirements, and shall cause all recording fees to be paid and all necessary instruments to be recorded in the appropriate real estate records. FCI and FAC agree that each will maintain all records necessary to identify beneficial ownership of the Properties.

     (c) FCI or FAC, as the case may be, shall be responsible for advising Nominee and the related Secured Party of all assignments of the Sales Contracts and underlying beneficial interests and all conveyances of the Properties, by furnishing copies of all such assignments and conveyances to Nominee and to such Secured Party. Such assignments and conveyances shall take the form of a "Document of Sale and Assignment of Beneficial Interest" or a "Document of Pledge and Assignment of Beneficial Interest," which shall identify those Sales Contracts and the underlying Properties giving rise to such Sales Contracts to be assigned or conveyed. Nominee shall be entitled to rely upon such "Documents of Sale and Assignment of Beneficial Interest" and "Documents of Pledge and Assignment of Beneficial Interest" in determining beneficial ownership of and security interests in the Properties.

     (d) FFC has provided Nominee with a copy of an assignment pledging and assigning all beneficial interest in the 1993-A Trust Intervals, the 1993-A Trust Undivided Ownership Interests, the 1993-A Trust Lots and the related Sales Contracts (previously held by FAC and conveyed to FFC) to the 1993-A Trustee. FAC, as servicer under the 1993-A Pledge Agreement, or the 1993-A Trustee shall provide Nominee with copies of any future assignments of beneficial interest in the 1993-A Trust Intervals, the 1993-A Trust Undivided Ownership Interests or the 1993-A Trust Lots, which assignments shall be in the form of a certificate and shall identify the 1993-A Trust Intervals, the 1993-A Trust Undivided Ownership Interests and the 1993-A Trust Lots and related Sales Contracts assigned thereby. Any such assignment submitted to Nominee by FAC shall be accompanied by an approval, in writing, of the 1993-A Trustee. Upon receipt by the Nominee of any such certificates, (i) Schedule C shall automatically be deemed to be updated to exclude the 1993-A Trust Intervals, the 1993-A Trust
Undivided Ownership Interests and the 1993-A Trust Lots covered by such certificates, (ii) Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the 1993-A Trust Intervals, the 1993-A Trust Undivided Ownership Interests and the 1993-A Trust Lots covered by such certificates and (iii) the beneficial ownership of the 1993-A Trust Intervals, the 1993-A Trust Undivided Ownership Interests and the 1993-A Trust Lots covered by such certificates shall be presumed to be in FCI or FAC, as applicable, and subject to the lien of FNBB under the Mortgages on Schedule B.

     (e) FCC has provided to Nominee on the Closing Date and Effective Restatement Date (as such terms are defined in the Triple-A Credit Agreement), and FCC will provide to Nominee on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the Effective Restatement Date, copies of releases and assignments evidencing (i) FNBB's release of its lien upon and its interest in the Triple-A Intervals, the Triple-A Undivided Ownership Interests, the Triple-A Lots and the related Sales Contracts, (ii) the transfer of all beneficial interest in the Triple-A Intervals, the Triple-A Undivided Ownership Interests, the Triple-A Lots and the related Sales Contracts from FAC to FCC pursuant to the Triple-A Purchase Agreement and (iii) the pledge and assignment of the Triple-A Intervals, the Triple-A Undivided Ownership Interests, the Triple-A Lots and the related Sales Contracts from FCC to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. Upon receipt by the Nominee of any such future releases and assignments, Schedule D shall automatically be deemed to be updated to include the Triple-A Intervals, the Triple-A Undivided Ownership Interests and the Triple-A Lots covered by such releases and assignments, and Nominee shall be entitled to rely upon such releases and assignments in determining beneficial ownership of the Triple-A Intervals, the Triple-A Undivided Ownership Interests and the Triple-A Lots covered thereby.

     FAC, as servicer under the Triple-A Credit Agreement, or the Triple-A Collateral Agent, shall provide Nominee with copies of any future assignments from Triple-A Collateral Agent to FCC, FAC or FCI, as applicable, of beneficial interest in the Triple-A Intervals, the Triple-A Undivided Ownership Interests or the Triple-A Lots, which assignments shall be in the form of a certificate and shall identify the Triple-A Intervals, the Triple-A Undivided Ownership Interests and the Triple-A Lots and related Sales Contracts assigned thereby. To be effective, any such assignment submitted to Nominee by FAC shall be accompanied by an approval, in writing, of the Triple-A Collateral Agent. Upon receipt by the Nominee of any such certificates, (i) Schedule D shall automatically be deemed to be updated to exclude the Triple-A Intervals, the Triple-A Undivided Ownership Interests and the Triple-A Lots covered by such certificates, (ii) Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the Triple-A Intervals, the Triple-A Undivided Ownership Interests and the Triple-A Lots covered thereby and (iii) the beneficial ownership of the Triple-A Intervals, the Triple-A Undivided Ownership Interests and the Triple-A Lots covered by such certificates shall be presumed to be in FCI or FAC, as applicable, and subject to the lien of FNBB under the Mortgages on Schedule B.

     5.   Conveyance and Release of Properties.
          ------------------------------------
     (a) At such time as a Purchaser has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Sales Contract, and/or has otherwise fully discharged all of such Purchaser's obligations and responsibilities required to be discharged as a condition to deeding, including the payment of all POA and Community Club dues and assessments, FCI or FAC, as applicable, as the beneficial owner of the security interest in such property at such time or as servicer for a Secured Party which is the beneficial owner of the security interest in such property at such time, shall direct Nominee in writing to immediately cause to be released the related Secured Party's underlying Mortgage(s) with respect to such Properties, unless otherwise directed in writing by the related Secured Party(s) pursuant to Section 12 hereof, and forthwith shall deliver and record a properly executed Warranty Deed or Special Warranty Deed (with documentary stamps and recording fees to be paid by FCI or FAC as the case may be) conveying fee simple title to the Lot, Undivided Ownership Interest or Interval covered by such Sales Contract to the Purchaser. Within a reasonable time following the delivery of the Warranty Deed or Special Warranty Deed to Purchaser, a title insurance policy shall also be delivered (provided the Purchaser has paid for such in connection with his purchase of the Properties involved).

     (b) Unless directed otherwise by a Secured Party pursuant to Section 12 hereof (or otherwise), each Secured Party hereby authorizes and appoints Nominee as its agent to release such Secured Party's underlying Mortgages against any Properties upon receipt by Nominee of a written request for deeding by FCI or FAC, together with a certification by an authorized officer of FCI or FAC stating that all of the conditions to the release from the Mortgage or Mortgages encumbering such Properties have been satisfied. Each Secured Party further agrees to execute any additional documents as may be necessary to be filed of record in order to verify Nominee's authority to release such Secured Party's Mortgages as provided herein.

     (c) All payments made by Purchasers pursuant to the terms of their Sales Contract shall be made directly to FCI, FAC, FFC or FCC, as the case may be, for the benefit of the relevant Secured Party, if any, pursuant to the terms of the related Loan Agreement. No payments are to be received by Nominee.

     6.   Default  by Purchaser.    Where  a  Purchaser  has
          ---------------------
recorded his/her Sales Contract and Purchaser defaults and otherwise refuses to reconvey legal or equitable title to Nominee, Nominee shall assign the recorded Sales Contract to FCI or FAC (as applicable, as the beneficial owner of such recorded Sales Contract, or, if applicable, as servicer under the 1993-A Pledge Agreement or the Triple-A Credit Agreement), for foreclosure or other appropriate action. Subject to the provisions of Section 12 hereof, Nominee may rely on the written request of FCI or FAC, as applicable, in regard to the assignment of said recorded Sales Contracts.

     7.   Community  Club  and POA  Voting  Rights.   Voting
          ----------------------------------------
rights in a Community Club or POA which may inure to the benefit of Nominee as legal titleholder shall be assigned by Nominee to FCI or, at the option of FCI, FCI may require an irrevocable proxy be delivered unto it by Nominee so that FCI may continue to exercise all such voting rights.

     8.   Warranty as to Title.  FCI represents and warrants
          --------------------
unto Nominee that it has transferred fee simple title to the Properties to Nominee, and that its deeds of conveyance to Nominee convey to said Nominee title subject only to
(i) subdivision and condominium restrictions, covenants, etc., including timeshare declarations, (ii) road rights of way and easements, (iii) utility easements, (iv) the rights of Purchasers who have entered into the Sales Contracts,
(v) those Mortgages  set out on Schedule  B attached hereto,
(vi) other such miscellaneous restrictions, covenants and Mortgages as those enumerated above, and (vii) the terms of this Agreement.

     9.   Additional Properties.   From time to  time FCI or
          ---------------------
FAC may convey to Nominee additional platted lots and timeshare units or such acreage as FCI contemplates that it will plat or subdivide, to be held by Nominee as Properties subject to the terms and conditions of this Agreement, and all parties recognize that this Agreement shall be binding upon such additional Properties. Only platted lots and timeshare units or acreage which FCI contemplates will be platted or subdivided may be conveyed to Nominee, and such conveyances shall exclude, except as noted above, raw acreage and unplatted properties which may be owned from time to time by FCI or FAC, as the case may be. Nominee shall have the right to review all proposed conveyances to assure compliance with the provisions of this section and the terms of this Agreement; and in addition thereto, Nominee shall have the right to refuse to accept any conveyance of such additional platted lots and timeshare units if they are located in jurisdictions which prohibit Lawyers Title Insurance Corporation from acting as Nominee under the terms and provisions of this Agreement.

     10.  Indemnification.     FCI   and  FAC   jointly  and
          ---------------
severally agree to indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action in any way relating to or arising out of the record ownership of the Properties or out of the good faith discharge by Nominee of any of the terms and conditions of this Agreement, including all costs and expenses of any nature that Nominee may incur. Each Secured Party shall indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action, including all costs and expenses of any nature that Nominee may incur in connection therewith, which relate to or arise out of any act or failure to act of Nominee, which action or inaction was in good faith pursuant to and in reliance upon written instructions from such Secured Party to Nominee. With respect to actions related to particular Properties, the parties hereto expressly acknowledge that Nominee shall be entitled to rely upon the written instructions of FCI, FAC or the Secured Party which has a first position lien on such Properties as set forth herein and in the Schedules hereto, and Nominee shall have no liability for any action taken in good faith in such reliance. FCI or FAC, as the case may be, shall reimburse Nominee for all costs, fees and expenses incurred by it relating to its serving as Nominee under the terms and provisions of this Agreement. It is the intent of the parties to insure that Nominee shall incur no liability whatsoever in connection with the good faith performance of its functions under this Agreement, and in connection therewith, all parties hereto release and waive any claims they may have against Nominee which may result from the performance in good faith by Nominee of its responsibilities under this Agreement.

     11.  Mortgages,  Platting  and   Reconveyance  of   the
          --------------------------------------------------
Properties.  Subject to the provisions of Section 12 hereof,
----------
upon written request of FCI, Nominee shall, except as to such Properties as FCI may have previously assigned or transferred beneficial interest, reconvey all or any portion of the Properties to FCI, subject to the Mortgages listed in Exhibit B, for the purpose of granting construction Mortgages or for any other purpose for which FCI may require legal title; and further, Nominee agrees to execute such Mortgages covering such Properties, as requested in writing by FCI, to any Secured Party or such third parties as FCI may direct. Nominee further agrees to execute any and all documents, including plats, covenants and restrictions, as may be necessary to add and/or revise existing or new subdivisions with respect to the Properties.

     12.  Default Under Loan  Agreements.  In  the event  of
          ------------------------------
default of FCI, FAC, FFC or FCC under any of the Loan Agreements, the related Secured Party shall notify Nominee in writing of such event at such time as notice of such default is given to FCI, FAC, FFC or FCC, as the case may be, which writing shall identify those Properties giving rise to Sales Contracts relating to the defaulted Loan Agreement and which may further instruct Nominee that, with respect to those Properties, that Nominee shall act only upon the written instructions of the related Secured Party and any prior lienholder with respect to such Properties and the related Sales Contracts, whereupon Nominee shall only take action with respect to the Properties identified in the notice, notwithstanding instructions of FCI, FAC, FFC or FCC to the contrary, as directed by the related Secured Party and any prior lienholder.

     The receipt of any notice of default shall relate only to the specific Loan Agreement identified therein. As to all other Loan Agreements, Nominee shall continue to act upon the written request of FCI, FAC, FNBB, the 1993-A Trustee or the Triple-A Collateral Agent, as the case may be, as to the Properties relating thereto.

     Any notice of  default given Nominee  pursuant to  this
Section 12 shall be mailed by first class mail, postage prepaid, return receipt requested, to the following address:

               Lawyers Title Insurance Corporation
               600 North Pearl Street, Suite 700
               Lock Box 185
               Dallas, TX  75201
               Attn:  Michael E. Hastings

     In no event shall Nominee have any responsibility for preparation of documents referred to in Section 4(b) of this Agreement. As to Properties relating to any defaulted Loan Agreement, said documents shall be prepared by the related Secured Party or its designee.

     13.  Provisions    Related    to    Pooling/Pledge/Sale
          --------------------------------------------------
Agreements.  Notwithstanding anything herein to the contrary
----------
and   specifically   notwithstanding   the   provisions   of
Section 3(a) hereof, the interest in Properties related to the 1993-A Trust Lots, the 1993-A Trust Undivided Ownership Interests and the 1993-A Trust Intervals granted the 1993-A Trustee by this Agreement and the 1993-A Pledge Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Nominee holds title to the 1993-A Trust Lots, the 1993-A Trust Undivided Ownership Interests and the 1993-A Trust Intervals for the benefit of the purchasers of the 1993-A Trust Lots, the 1993-A Trust Undivided Ownership Interests and the 1993-A Trust Intervals and the 1993-A Trustee, subject only to the terms and conditions of the related Sales Contracts and the 1993-A Pledge Agreement, respectively. The Nominee shall not transfer, pledge or assign the 1993-A Trust Lots, the 1993-A Trust Undivided Ownership Interests or the 1993-A Trust Intervals except as expressly provided herein.

     Notwithstanding anything herein to the contrary and specifically notwithstanding the provisions of Section 3(a) hereof, the interest in Properties related to the Triple-A Lots, the Triple-A Undivided Ownership Interests and the Triple-A Intervals granted the Triple-A Collateral Agent by this Agreement and the Triple-A Credit Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Nominee holds title to the Triple-A Lots, the Triple-A Undivided Ownership Interests and the Triple-A Intervals for the benefit of the purchasers of the Triple-A Lots, the Triple-A Undivided Ownership Interests and the Triple-A Intervals and the Triple-A Collateral Agent, subject only to the terms and conditions of the related Sales Contracts and the Triple-A Credit Agreement, respectively. The Nominee shall not transfer, pledge or assign the Triple-A Lots, the Triple-A Undivided Ownership Interests or the Triple-A Intervals except as expressly provided herein. The provisions of this paragraph, however, shall not apply to any Triple-A Lots, Triple-A Undivided Ownership Interests and Triple-A Intervals that may be granted the Triple-A Collateral Agent by this Agreement and the Triple-A Credit Agreement on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the Effective Restatement Date (as defined in the Triple-A Credit Agreement), until releases and assignments covering such Property have been delivered to the Nominee in accordance with the requirements of Section 4(e) hereof.

     14.  Miscellaneous.
          -------------
     (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns. This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and may not be changed or modified orally but only by instrument in writing signed by the party against which enforcement of such change or modification is sought.

     (b) This Agreement may be amended from time to time for the purpose of adding additional parties and revising the terms herein, provided, however, that except as specifically provided in paragraph 15 below, no such amendment shall be effective until all parties hereto have agreed in writing to such revisions.

     (c) This instrument shall be construed in accordance with and governed by the laws of the State of Arkansas. In the event any clause or provision of this Agreement is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Agreement which shall remain in full force and effect.

     (d) No party may make an assignment of its interest in this Agreement without obtaining the written consent of the other parties hereto; provided, however, that to the extent permitted by the FCI Boston and FAC Boston Loan Agreements, the 1993-A Pledge Agreement or the Triple-A Credit Agreement, respectively, FNBB, the 1993-A Trustee and the Triple-A Collateral Agent may be replaced or succeeded as parties to this Agreement without the consent of the other parties hereto. The parties further agree to execute additional documents as may be necessary to carry out the purposes of this Agreement and to protect the interests of all parties hereto.

     15.  Amendment/Termination.
          ----------------------
     (a) This Agreement may be amended solely for the purpose of identifying and segregating a separate pool of Sales Contracts, and the related Lots, Undivided Ownership Interests and Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, sale or pledge agreement, by an instrument in writing signed by FCI, FAC, Nominee and FNBB. Any amendment undertaken pursuant to this paragraph 15(a) shall not relate to or affect Lots,
Undivided Ownership Interests or Intervals listed on Schedules C and D attached hereto, nor shall it in any way impair or amend the rights of the 1993-A Trustee or the Triple-A Collateral Agent under this Agreement. An executed copy of any Amendment undertaken pursuant to this paragraph 15(a) shall be provided to all parties to this Agreement.

     (b) This Agreement shall be terminable by any party hereto by giving sixty (60) days written notice to all other parties of its desire to so terminate. The election by any party other than FNBB, FCI or FAC to terminate will not terminate this Agreement with respect to the remaining parties, provided the remaining parties shall cause to be substituted a successor party in place of the terminating party. Upon termination, title to the Properties shall be conveyed by Nominee in accordance with the written instructions of FCI, FAC, the 1993-A Trustee or the Triple-A Collateral Agent, as the case may be, as the beneficial owner or assignee of the beneficial ownership of such Properties at such time; except, however, if Nominee has been notified by any Secured Party in writing that a default has occurred under a Loan Agreement, as described more fully in Section 12 of this Agreement, Nominee shall convey title to the Properties securing the defaulted Loan Agreement in accordance with the written instructions of the related Secured Party and first lienholder with respect thereto. In any event, this Agreement shall terminate, if not sooner terminated, on January 1, 2010.

     16.  Notice.   Notice  under this  Agreement  shall  be
          ------
given to the parties at the following addresses, or at such other address as shall be designated by a party in a written notice to the other parties:

             Lawyers Title Insurance Corporation
             -----------------------------------

                                   Counsel:
Michael E. Hastings                Riker Purcell
Lawyers Title Insurance            Lawyers Title Insurance
   Corporation                       Corporation
600 North Pearl Street, Suite 700  6630 West Broad Street
Lock Box 185                       Richmond, Virginia  23230
Dallas, Texas  75201               (804) 281-6876
(214) 720-7600                     Telecopy:  (804) 282-5453
Telecopy:  (214) 658-92201


               Fairfield Communities, Inc. and
              Fairfield Acceptance Corporation
              --------------------------------
                                   Counsel:
Marcel Dumeny                      Gordon Wilbourn
Fairfield Communities, Inc.        Rose Law Firm, a
2800 Cantrell Road                 Professional Association
Little Rock, Arkansas  72202       120 East Fourth Street
(501) 664-6000                     Little Rock, Arkansas 72201
Telecopy:  (501) 660-7196          (501) 377-0332
                                   Telecopy:  (501) 375-1309


              The First National Bank of Boston
              ---------------------------------
                                   Counsel:
Linda J. Carter                    Marcia Robinson
The First National Bank of Boston  Bingham, Dana & Gould
115 Perimeter Center Place, N.E.   150 Federal Street
Suite 500                          Boston, Massachusetts 02106
Atlanta, Georgia  30346            (617) 951-8535
(770)390-6500                      Telecopy:  (617) 951-8736
Telecopy:  (770)390-8434


            First Commercial Trust Company, N.A.
            ------------------------------------
                                   Counsel:
Bonnie McKenzie                    Heartsill Ragon, III
First Commercial Trust Company,    Gill Law Firm
   National Association            425 West Capitol
Capitol and Broadway Streets       Little Rock, Arkansas 72201
First Commercial Building,         (501) 376-3800
   7th Floor                       Telecopy:  (501) 372-3359
Little Rock, Arkansas  72201
(501) 371-6744
Telecopy:  (501) 371-8827

            Capital Markets Assurance Corporation
            -------------------------------------

885 Third Avenue, 14th Floor       Counsel:
New York, NY  10022                Marc D. Wassermann, Esq.
Attn:  Head of Exposure            Sidley & Austin
  Management                       1722 Eye Street, NW
(212) 891-8806                     Washington, D.C.
Telecopy:  (212) 755-5462          (202)736-8000
                                   Telecopy:  (202) 736-8711

     Notice to each of the aforementioned parties shall be given by Nominee if either FCI or FAC should default in the performance of any of their respective obligations under this Agreement.

     17.  Execution.  This Agreement may be executed in  one
          ---------
or more counterparts, all of which shall constitute one and the same instrument.



            [THIS SPACE LEFT BLANK INTENTIONALLY]













     DATED as of the date first above written.

                              FAIRFIELD COMMUNITIES, INC.

/s/ John Fletcher             BY:   /s/ Robert W. Howeth
-------------------------       ------------------------------
Witness                       TITLE: Senior Vice President

                              FAIRFIELD ACCEPTANCE CORPORATION

/s/ John Fletcher             BY:  /s/Robert W. Howeth
-------------------------     --------------------------------
Witness                       TITLE: President

                              LAWYERS TITLE INSURANCE CORPORATION

/s/ Sherry D. Adkison         BY: /s/ Randall E. Cox
-------------------------     -------------------------------
Witness                       TITLE:  Senior Vice President

                              THE FIRST NATIONAL BANK OF BOSTON,
                              as agent and lender  under the FCI
                              Boston Loan Agreement

/s/ Paula C. Anderson         BY: /s/ Linda J. Carter
-------------------------     -------------------------------
Witness                       TITLE: Vice President

                              THE FIRST NATIONAL BANK OF BOSTON,
                              as agent and lender  under the FAC
                              Boston Loan Agreement

/s/ Paula C. Anderson         BY: /s/ Linda J. Carter
-------------------------     -------------------------------
Witness                       TITLE: Vice President

                              FIRST COMMERCIAL TRUST COMPANY, N.A.,
                              as 1993-A Trustee

/s/ Paula C. Anderson         BY: /s/ Bonnie McKenzie
-------------------------     -------------------------------
Witness                       TITLE: Trust Operations Manager



                              CAPITAL MARKETS ASSURANCE
                              CORPORATION,
                              as Triple-A Collateral Agent

/s/ John Fletcher             BY: /s/ Philip Theoharides
-------------------------     -------------------------------
Witness                       TITLE: Vice President (CapMac)





                      LIST OF SCHEDULES
                      -----------------


     Schedule A:    Properties
     Schedule B:    Mortgages
     Schedule C:    1993-A  Trust Lots,  Undivided Ownership
                    Interests and Intervals
     Schedule D:    Triple-A   Lots,   Undivided   Ownership
                    Interests and Intervals



                         SCHEDULE A


                         PROPERTIES

                        FAIRFIELD BAY
                        -------------

The following Warranty Deeds were made by Fairfield Communities, Inc. (Grantor) to Lawyers Title Insurance Corporation (Grantee) and recorded in the Office of the Circuit Clerk of Van Buren and Cleburne Counties, Arkansas:

WARRANTY  DEED   -   dated  February  16, 1983  and recorded
-------------
February 22, 1983 in Record Book, Volume 159, Pages 277-350, Van Buren County and was also recorded on February 22, 1983 in Record Book, Volume 243, Pages 707-780, Cleburne County, Arkansas.

WARRANTY  DEED    -   dated  January  4,  1984 and  recorded
--------------
January 10,  1984 in Record Book, Volume  167, Page 577, Van
Buren County, Arkansas.

WARRANTY  DEED   -   dated  September  7, 1984  and recorded
--------------
October 25, 1984 as Document No. 84-4757, Van Buren  County,
Arkansas.

WARRANTY  DEED    -    dated  July  24,  1985  and  recorded
--------------
September 23,  1985  as  Document  No.  85-4800,  Van  Buren
County, Arkansas.

WARRANTY DEED  -  dated March 10, 1986 and recorded April 8,
-------------
1986 as Document No. 86-1579, Van Buren County, Arkansas.

WARRANTY DEED  -  dated July 29, 1986 and recorded September
-------------
3, 1986 as Document No. 86-4074, Van Buren County, Arkansas.

WARRANTY  DEED   -   dated  December  8, 1986  and  recorded
--------------
December 22, 1986 as Document No. 86-5746, Van Buren County,
Arkansas.

WARRANTY DEED  -   dated March  23, 1987 and recorded  April
-------------
27,  1987  as  Document  No.  87-1824,  Van  Buren   County,
Arkansas.

WARRANTY DEED  -  dated February 23, 1988 and recorded March
-------------
7, 1988 as Document No. 88-1009, Van Buren County, Arkansas, and also recorded on March 17, 1988 in Book Volume 302,
Pages 47-51, Cleburne County, Arkansas.

WARRANTY DEED  -  dated  April 25, 1988 and recorded May 23,
-------------
1988 as Document No. 88-2289, Van Buren County, Arkansas.

WARRANTY DEED   -  dated May 20, 1988  and recorded June 10,
-------------
1988 as Document No. 88-2706, Van Buren County, Arkansas.

WARRANTY  DEED   -   dated  December  8, 1988  and  recorded
-------------
December 22, 1988 as Document No. 88-5678, Van Buren County,
Arkansas.

WARRANTY DEED   -  dated  March 28, 1989 and  recorded April
-------------
21,  1989  as  Document  No.  89-2097,  Van  Buren   County,
Arkansas.

WARRANTY  DEED   -   dated  January  19, 1995  and  recorded
--------------
January 23, 1995 as  Document No. 95-333, Van  Buren County,
Arkansas.
                 ---------------------------


                       FAIRFIELD GLADE
                       ---------------
     The following Quitclaim  Deeds were  made by  Fairfield
Communities,  Inc.  (Grantor)  to  Lawyers  Title  Insurance
Corporation (Grantee) and recorded in the Office of the Register of Deeds of Cumberland County, Tennessee:

QUITCLAIM  DEED   -   dated February  16, 1983  and recorded
---------------
February 24,  1983 in  Deed Book  264, Page  677, Cumberland
County, Tennessee.

QUITCLAIM  DEED   -   dated  January  4, 1984  and  recorded
---------------
January 10, 1984  in Deed  Book  278, Page  505,  Cumberland
County, Tennessee.

QUITCLAIM  DEED   -   dated September  7, 1984  and recorded
---------------
November 27, 1987, Cumberland County, Tennessee.

QUITCLAIM  DEED   -   dated  October  9, 1985  and  recorded
---------------
December 12,  1985 in  Deed Book  309, Page  417, Cumberland
County, Tennessee.

QUITCLAIM DEED  -  dated  March 10, 1986 and recorded  April
--------------
15,  1986 in  Deed  Book 314,  Page 417,  Cumberland County,
Tennessee.

QUITCLAIM DEED   -  dated July 10,  1986 and recorded August
--------------
4, 1986  in  Deed Book  319,  Page 783,  Cumberland  County,
Tennessee.

QUITCLAIM  DEED    -   dated  August  6,  1986 and  recorded
---------------
September  5,  1986 in  Deed Book  322, Page  26, Cumberland
County, Tennessee.

QUITCLAIM  DEED   -   dated  October  29, 1986  and recorded
---------------
November 10,  1986 in  Deed Book  325, Page  793, Cumberland
County, Tennessee.

QUITCLAIM  DEED   -   dated November  14, 1986  and recorded
---------------
December 24,  1986 in  Deed Book  328, Page  461, Cumberland
County, Tennessee.

QUITCLAIM  DEED   -   dated February  18, 1987  and recorded
---------------
April 1, 1987 in Deed Book 333, Page 587, Cumberland County,
Tennessee.

QUITCLAIM DEED   -  dated May 18, 1987 and recorded June 26,
--------------
1987  in   Deed  Book  339,  Page   88,  Cumberland  County,
Tennessee.

QUITCLAIM  DEED   -   dated  August  17, 1987  and  recorded
---------------
September 25, 1987 in  Deed Book 344,  Page 209,  Cumberland
County, Tennessee.

QUITCLAIM  DEED   -   dated  October  16, 1987  and recorded
---------------
November 21, 1987  in Deed  Book  348, Page  77,  Cumberland
County, Tennessee.

QUITCLAIM DEED  -   dated May 6, 1988 and recorded  June 20,
--------------
1988  in  Deed  Book  358,  Page  530,  Cumberland   County,
Tennessee.

QUITCLAIM  DEED   -   dated  November  1, 1988  and recorded
---------------
December 1, 1988  in Deed  Book  369, Page  589,  Cumberland
County, Tennessee.

QUITCLAIM DEED  -  dated  April 13, 1989 and recorded May 2,
--------------
1989  in  Deed  Book  378,  Page  798,  Cumberland   County,
Tennessee.

QUITCLAIM  DEED   -   dated  January  19, 1995  and recorded
---------------
January 23,  1995 in  Deed  Book 481,  Page 438,  Cumberland
County, Tennessee.

QUITCLAIM  DEED   -   dated September  5, 1995  and recorded
---------------
September 15,  1995 in Deed  Book 494, Page  476, Cumberland
County, Tennessee.
                 ---------------------------

                      FAIRFIELD HARBOUR
                      -----------------
     The following  Warranty Deeds  were  made by  Fairfield
Harbour,  Inc.   (Grantor)   to  Lawyers   Title   Insurance
Corporation (Grantee) and recorded in the Office of the Register of Deeds of Craven County, North Carolina:

WARRANTY  DEED   -   dated  February  16, 1983  and recorded
--------------
February 21, 1983  in Deed Book  1019, Page 964 and  also in
Condominium   Book  III,  Page  235,  Craven  County,  North
Carolina.

WARRANTY  DEED    -   dated  January  4,  1984 and  recorded
--------------
January 9,  1984 in  Condominium Book  IV, Page  123, Craven
County, North Carolina.

WARRANTY  DEED   -   dated  September  7, 1984  and recorded
--------------
November 26, 1984 in Condominium Book IV, Page 1009, and also recorded December 27, 1984 in Book 1073, Page 209,
Craven County, North Carolina.

WARRANTY DEED  -   dated April 15, 1985 and recorded May 20,
-------------
1985 in Deed Book 1085, Page 58 and also in Condominium Book
6, Page 86, Craven County, North Carolina.

WARRANTY  DEED   -   dated  September  6, 1985  and recorded
--------------
October 10,  1985 in  Condominium Book  6, Page  632, Craven
County, North Carolina.

WARRANTY  DEED    -   dated  January  8,  1987 and  recorded
--------------
February 20, 1987 in Deed Book 12,  Page 610, Craven County,
North Carolina.

WARRANTY DEED   -  dated  May 18, 1987 and  recorded July 6,
-------------
1987  in Deed  Book  1160, Page  329,  Craven County,  North
Carolina.

WARRANTY DEED   -  dated June 19, 1987 and recorded July 24,
-------------
1987  in  Deed  Book  14, Page  513,  Craven  County,  North
Carolina.

WARRANTY  DEED   -   dated  November  1, 1988  and  recorded
--------------
November 30, 1988 in Condo Book 21, Page 892, Craven County,
North Carolina.

                 ---------------------------


                     FAIRFIELD MOUNTAINS
                     -------------------
     The following Warranty Deeds were made by Fairfield Mountains, Inc. and/or Fairfield Communities, Inc., as successor corporation (Grantor), to Lawyers Title Insurance Corporation (Grantee) and recorded in the Office of the Register of Deeds of Rutherford County, North Carolina:

WARRANTY  DEED   -   dated  February  16, 1983  and recorded
--------------
February 21,  1983 in  Deed Book  442,  Page 427, Rutherford
County, North Carolina.

WARRANTY  DEED    -   dated  January  4,  1984 and  recorded
--------------
January 9,  1984  in  Deed Book  453,  Page 521,  Rutherford
County, North Carolina.

WARRANTY  DEED  -   dated May 10,  1984 and recorded May 15,
--------------
1984 in  Deed Book 457,  Page 591, Rutherford  County, North
Carolina.

WARRANTY DEED  -  dated  April 15, 1985 and recorded May 17,
-------------
1985  in Deed Book  470, Page 668,  Rutherford County, North
Carolina.

WARRANTY  DEED   -   dated  September  6, 1985  and recorded
--------------
September 27, 1985 in  Deed Book 477,  Page 443,  Rutherford
County, North Carolina.

WARRANTY  DEED   -   dated  February  28, 1986  and recorded
--------------
March 17, 1986  in  Deed  Book  483,  Page  267,  Rutherford
County, North Carolina.

WARRANTY DEED   -  dated May  1, 1986 and recorded  June 17,
-------------
1986 in  Deed Book 487,  Page 722, Rutherford  County, North
Carolina.

WARRANTY  DEED   -   dated  December  16, 1986  and recorded
--------------
January 27, 1987  in Deed  Book  497, Page  649,  Rutherford
County, North Carolina.

WARRANTY DEED   -  dated June  6, 1988 and recorded June 20,
-------------
1988 in Deed  Book 521, Page  709, Rutherford County,  North
Carolina.

WARRANTY  DEED   -   dated  December  21, 1988  and recorded
--------------
January 12, 1989  at Deed  Book  533, Page  109,  Rutherford
County, North Carolina.

WARRANTY  DEED   -    dated  March  28,  1989  and  recorded
--------------
April 21, 1989  at  Deed  Book  537,  Page  722,  Rutherford
County, North Carolina.

WARRANTY  DEED  -  dated February 4, 1992 and recorded March
--------------
3, 1992 at Deed Book 589, Page 768, Rutherford County, North
Carolina.

WARRANTY  DEED   -   dated  January  19, 1995  and  recorded
--------------
January  27, 1995  at Deed  Book 644,  Page 811,  Rutherford
County, North Carolina.
                 ---------------------------

                    FAIRFIELD PLANTATION
                    --------------------
     The following  Warranty  Deeds were  made by  Fairfield
Plantation,  Inc.  (Grantor)  to  Lawyers   Title  Insurance
Corporation (Grantee) and recorded in the Office of the Clerk of Superior Court of Carroll County, Georgia:

WARRANTY  DEED   -   dated  February  16, 1983  and recorded
--------------
February 18,  1983 in  Book 445,  Page 833,  Carroll County,
Georgia.

WARRANTY  DEED    -   dated  January  4,  1984 and  recorded
--------------
January 20, 1984  in Book  463,  Page 619,  Carroll  County,
Georgia.

WARRANTY  DEED   -   dated  September  7, 1984  and recorded
--------------
November 5, 1984  in Book  482,  Page 125,  Carroll  County,
Georgia.

WARRANTY DEED   -  dated April 15, 1985 and recorded May 20,
-------------
1985 in Book 496, Page 387, Carroll County, Georgia.

                 ---------------------------


                   FAIRFIELD SAPPHIRE VALLEY
                        (JACKSON COUNTY)
                        ----------------
     The following Warranty Deeds were made by Fairfield Sapphire Valley, Inc. and/or Fairfield Communities, Inc., as successor corporation (Grantor), to Lawyers Title Insurance Corporation (Nominee) and recorded in the Office of the Register of Deeds of Jackson County, North Carolina:

WARRANTY  DEED   -   dated  February  16, 1983  and recorded
--------------
February 25,  1983 in  Book 554,  Page 394,  Jackson County,
North Carolina.

WARRANTY  DEED    -   dated  January  4,  1984 and  recorded
--------------
January 9, 1984 in Book 572, Page 578, Jackson County, North
Carolina.

WARRANTY  DEED   -   dated September  14, 1984  and recorded
--------------
October 26, 1984  in Book  587,  Page 173,  Jackson  County,
North Carolina.

WARRANTY  DEED  -  dated April 15, 1985 and recorded May 20,
--------------
1985 in Book 598, Page 576, Jackson County, North Carolina.

WARRANTY  DEED    -   dated  October  3,  1985 and  recorded
--------------
December 13,  1985 in  Book 617,  Page 464,  Jackson County,
North Carolina.

WARRANTY  DEED  -  dated July  8, 1986 and recorded July 25,
--------------
1986 in Book 639, Page 176, Jackson County, North Carolina.

WARRANTY DEED  -  dated April 14, 1987 and  recorded May 28,
-------------
1987 in Book 659, Page 451, Jackson County, North Carolina.

WARRANTY  DEED   -   dated  February  2, 1988  and  recorded
--------------
February 9, 1988  in Book  685,  Page 665,  Jackson  County,
North Carolina.

WARRANTY DEED   -  dated April 25, 1988 and recorded May 23,
-------------
1988 in Book 691, Page 605, Jackson County, North Carolina.

WARRANTY  DEED  -   dated May  6, 1988  and recorded June 1,
--------------
1988 in Book 692, Page 319, Jackson County, North Carolina.

WARRANTY DEED   -  dated July 20, 1988 and recorded July 27,
-------------
1988 in Book 698, Page 295, Jackson County, North Carolina.

WARRANTY  DEED   -    dated  March  28,  1989  and  recorded
--------------
April 21, 1989  in Book 720, Page 515, Jackson County, North
Carolina.

                 ---------------------------


                   FAIRFIELD SAPPHIRE VALLEY
                     (TRANSYLVANIA COUNTY)
                     ---------------------
     The following Warranty Deeds were made by Fairfield Communities, Inc. (Grantor) to Lawyers Title Insurance Corporation (Nominee) and recorded in the Office of the Register of Deeds of Transylvania County, North Carolina:

WARRANTY DEED  -  dated April 14, 1987 and recorded May 28,
-------------
1987  in  Book  295,  Page 28,  Transylvania  County,  North
Carolina.

WARRANTY DEED   -  dated July 20, 1988 and recorded July 27,
-------------
1988  in  Book 307,  Page  704,  Transylvania County,  North
Carolina.

                 ---------------------------


                   FAIRFIELD WILLIAMSBURG
                   ----------------------
     The  following Warranty  Deeds  were made  by Fairfield
Williamsburg,  Inc.  (Grantor)  to  Lawyers  Title Insurance
Corporation (Nominee) and recorded in the Office of the Circuit Court Clerk of York County, Virginia:

WARRANTY DEED   -  dated  June 5, 1985 and  recorded June 5,
-------------
1985 in Book 417, Page 628, York County, Virginia.

WARRANTY  DEED  -  dated March  4, 1986 and recorded June 6,
--------------
1986 in Book 443, Page 423, York County, Virginia.

WARRANTY DEED   -  dated March  4, 1986 and recorded June 6,
-------------
1986 in Book 443, Page 474, York County, Virginia.

WARRANTY DEED   -  dated March 4, 1986  and recorded June 6,
-------------
1986 in Book 443, Page 500, York County, Virginia.

WARRANTY  DEED    -   dated  August  27,  1986 and  recorded
--------------
September 12,  1986  in Book  453,  Page  196, York  County,
Virginia.

WARRANTY  DEED   -   dated September  23, 1987  and recorded
--------------
September 23,  1987  in Book  497,  Page  532, York  County,
Virginia.

WARRANTY  DEED   -    dated  August  9,  1988  and  recorded
--------------
September 9, 1988  in  Book  529,  Page  185,  York  County,
Virginia.
                 ---------------------------


                     FAIRFIELD WILLIAMSBURG
                          (KINGSGATE)
                          -----------
     The  following  Warranty  Deed  was  made  by Fairfield
Communities,  Inc.  (Grantor)  to  Lawyers  Title  Insurance
Corporation (Nominee) and recorded in the Office of the Circuit Court Clerk of York County, Virginia:

WARRANTY DEED  -  dated February 4, 1992 and recorded  March
-------------
10, 1992 in Book 650, Page 752, York County, Virginia.

WARRANTY  DEED - dated April 15, 1992 and recorded April 27,
--------------
1992 in Book 658, Page 609, York County, Virginia.

WARRANTY DEED  - dated August 18, 1994  and recorded October
-------------
21, 1994 in Book 819, Page 572, York County, Virginia.

                 ---------------------------


                    FAIRFIELD OCEAN RIDGE
                    ---------------------
     The following Titles to Real Estate were made by Fairfield Ocean Ridge, Inc. (Grantor) to Lawyers Title Insurance Corporation (Grantee) and recorded in the Office of the Clerk of Court of Colleton County, South Carolina:

TITLE TO  REAL ESTATE  -   dated July 15,  1983 and recorded
---------------------
August 8, 1983 in Book 272, Page 178, Colleton County, South
Carolina.

TITLE TO REAL ESTATE  -  dated January 11, 1984 and recorded
--------------------
January 16,  1984 in  Book 283,  Page 716,  Colleton County,
South Carolina.

TITLE  TO  REAL  ESTATE   -    dated  September 7, 1984  and
-----------------------
recorded November 2,  1984 in Book  303, Page 337,  Colleton
County, South Carolina.

TITLE  TO REAL ESTATE  -   dated March 10, 1986 and recorded
---------------------
April 14, 1986 in Book 344, Page 254, Colleton County, South
Carolina.

TITLE TO  REAL  ESTATE   -    dated September  8,  1986  and
----------------------
recorded October 17,  1986  in  Deed  Book  361,  Page  100,
Colleton County, South Carolina.

TITLE TO  REAL ESTATE   -  dated  May 22, 1987  and recorded
---------------------
July 9,  1987 in Deed  Book 384, Page  162, Colleton County,
South Carolina.

TITLE TO  REAL ESTATE  -  dated August 17, 1987 and recorded
---------------------
September 25, 1987  in Deed  Book  392, Page  163,  Colleton
County, South Carolina.

TITLE  TO REAL ESTATE  -   dated April 25, 1988 and recorded
---------------------
May 23, 1988  in Deed Book  415, Page 143,  Colleton County,
South Carolina.

TITLE TO  REAL ESTATE  -   dated July 20,  1988 and recorded
---------------------
August 3, 1988 in Deed Book  423, Page 262, Colleton County,
South Carolina.

TITLE TO REAL ESTATE  -  dated November 1, 1988 and recorded
--------------------
November 30, 1988 in  Book 435, Page  205, Colleton  County,
South Carolina.

TITLE TO  REAL  ESTATE   -    dated November  28,  1988  and
----------------------
recorded December 22,  1988 in Book 437,  Page 247, Colleton
County, South Carolina.

TITLE TO REAL ESTATE  -  dated January 19, 1995 and recorded
--------------------
February 2,  1995 in  Book 654, Page  102, Colleton  County,
South Carolina.

TITLE TO REAL ESTATE  -  dated January 19, 1995 and recorded
--------------------
February  2, 1995  in Book 654,  Page 116,  Colleton County,
South Carolina.
                 ---------------------------

                      FAIRFIELD BRANSON
                      -----------------

WARRANTY  DEED   -   dated February  25, 1994,  and recorded
--------------
March  15, 1994  in  the Office  of  the Circuit  Clerk  and
Recorder, Taney County, Missouri.

     The Warranty Deed describes the property in Taney County, Missouri on which there will be initially located one, three-story building, containing six units, designated as Building 1, Units 1101, 1102, 1201, 1202, 1301 and 1302,
which building is subject to that certain Declaration of Condominium for Fairfield at the Falls Condominiums which will be recorded with the Office of the Circuit Clerk and Recorder for Taney County, Missouri at such time as the final as-built plat has been recorded.



                         SCHEDULE B


                 FAIRFIELD COMMUNITIES, INC.
              FAIRFIELD ACCEPTANCE CORPORATION
                  MORTGAGES/DEEDS OF TRUST

                        FAIRFIELD BAY
                        --------------
     BANK OF BOSTON
     --------------
          FCI:
          ---
          MORTGAGE    -    dated  February  25,  1971   from
          --------
          Fairfield Communities Land Company, predecessor to FCI (Mortgagor) to The First National Bank of Boston (Mortgagee) recorded on February 26, 1971 in Mortgage Record Book 44, on Pages 395-405 in the Office of the County Recorder of Van Buren County, Arkansas and on the same date in the Office of the County Recorder of Cleburne County, Arkansas in Mortgage Book 33, Pages 589-600, as amended from time to time.

               The  above  referenced   Mortgage  has   been
          amended and restated pursuant to the following amendment:

          AMENDED  and  RESTATED  MORTGAGE,   ASSIGNMENT  of
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 25, 1992, effective as of
          ---------
          September 1, 1992, and recorded September 4, 1992 as Document 92-4321 in Van Buren County, and on September 4, 1992 in Book Volume 125, Pages 591-637 in Cleburne County, Arkansas, as amended from time to time.

                      ---------------------------

          FAC:
          ----
          MORTGAGE    -    dated  February  21,  1983   from
          ---------
          Fairfield Acceptance Corporation (Grantor) and Lawyers Title Insurance Corporation (Nominee) to The First National Bank of Boston (Grantee) recorded on February 25, 1983 in Book Volume 60, Pages 407-492 in the Office of the Circuit Clerk and Ex-Officio Recorder for Cleburne County, Arkansas, and recorded on February 25, 1983 in Record Book 90, Page 281 in the Office of the Circuit Clerk and Ex-Officio Recorder for Van Buren County, Arkansas, as amended from time to time.

               The  above  referenced   Mortgage  has   been
          amended and restated pursuant to the following amendment:

          AMENDED  and  RESTATED  MORTGAGE,   ASSIGNMENT  of
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 28, 1992, effective as of
          ---------
          September 1, 1992 and recorded on September 28, 1992 in Book Volume 126, Page 463-505 in Cleburne County, Arkansas and as Document No. 925275 in Van Buren County, Arkansas, as amended from time to time.


                            FAIRFIELD GLADE
                            ---------------
     BANK OF BOSTON
     --------------
          FCI:
          ---
          DEED  OF TRUST  -  dated February 25, 1971 between
          --------------
          Fairfield Communities Land Company, predecessor to FCI (Mortgagor) and W. Ovid Collins, Jr. (Trustee) Trustee for the benefit of The First National Bank of Boston (Beneficiary) recorded on February 26, 1971 in Miscellaneous Book 88, Page 351 in the Office of the Register of Deeds of Cumberland County, Tennessee, as amended from time to time.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          AMENDED and RESTATED DEED  of TRUST, ASSIGNMENT OF
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 25, 1992, effective as of
          ---------
          September 1, 1992 and recorded on September 2, 1992 in Miscellaneous Book 427, Page 227 in Cumberland County, Tennessee, as amended from time to time.
                      ---------------------------

          FAC:
          ----

          DEED OF TRUST   -   dated February  21, 1983  from
          -------------
          Fairfield Acceptance Corporation (the Grantor) and Lawyers Title Insurance Corporation (the Nominee) to Gilbert O. Dempsey (the Trustee) and to The First National Bank of Boston (the Beneficiary) and recorded on February 24, 1983 in Miscellaneous Book 251, Page 127 in the Office of the Register of Deeds of Cumberland County, Tennessee, as amended from time to time.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          AMENDED and RESTATED DEED of  TRUST, ASSIGNMENT OF
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 28, 1992, effective as of
          ---------
          September 1, 1992 and recorded September 25, 1992 in Miscellaneous Book 429, Page 45 in Cumberland County, Tennessee, as amended from time to time.

                      ---------------------------


                          FAIRFIELD MOUNTAINS
                          -------------------
     BANK OF BOSTON
     --------------
          FCI:
          ---
          DEED  OF TRUST   -   dated  July 14,  1977 between
          --------------
          Fairfield Mountains, Inc., predecessor to FCI (Mortgagor) and William E. Green (Trustee) as Trustee for the benefit of The First National Bank of Boston recorded on September 1, 1977 in Book 245, Page 429 in the Office of the Register of Deeds of Rutherford County, North Carolina, as amended from time to time.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          AMENDED and RESTATED DEED  of TRUST, ASSIGNMENT OF
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 25, 1992, effective as of
          ---------
          September 1, 1992 and recorded September 1, 1992 in Book 415, Page 19 in Rutherford County, North Carolina, as amended from time to time.

                      ---------------------------


          FAC:
          ---
          DEED OF TRUST   -   dated February  21, 1983  from
          -------------
          Fairfield Acceptance Corporation (Grantor) and Lawyers Title Insurance Corporation (Nominee) to Gilbert O. Dempsey (Trustee) and to The First National Bank of Boston (Beneficiary) and recorded on February 24, 1983 in Book 297, Page 93 in the Office of the Register of Deeds of Rutherford County, North Carolina, as amended from time to time.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          AMENDED and RESTATED DEED of  TRUST, ASSIGNMENT OF
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 28, 1992, effective as of
          ---------
          September 1, 1992, and recorded on October 8, 1992 in Book 417, Page 131 in Rutherford County, North Carolina, as amended from time to time.

                      ---------------------------

                           FAIRFIELD HARBOUR
                           -----------------
     BANK OF BOSTON
     --------------
          FCI:
          ----
          DEED  OF  TRUST   -   dated  June 2,  1981 between
          ---------------
          Fairfield Harbour, Inc., predecessor to FCI (Grantor) and Gilbert O. Dempsey (Trustee) and to The First National Bank of Boston (Beneficiary) and recorded on June 4, 1981 in Condominium Book I, Page 699 and re-recorded on September 1, 1981 in Book 986, Page 695, Craven County
          Registry,  Craven  County,   North  Carolina,   as
          amended from time to time.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          SECOND DEED of TRUST,  ASSIGNMENT OF RENTS, LEASES
          --------------------------------------------------
          and LEASEHOLD  INTERESTS and SECURITY  AGREEMENT -
          ------------------------------------------------
          dated August 25, 1992, effective as of September 1, 1992 and recorded September 1, 1992 in Condominium Book 37, Page 320 and further recorded in Book 1333, Page 465 in Craven County, North Carolina, as amended from time to time.

                      ---------------------------


          FAC:
          ---
          DEED OF TRUST   -   dated February  21, 1983  from
          -------------
          Fairfield Acceptance Corporation (Grantor) and Lawyers Title Insurance Corporation (Nominee) to Gilbert O. Dempsey (Trustee) and to The First National Bank of Boston (Beneficiary) and recorded on February 25, 1983 in Condominium Book III, Page 247 in the Office of the Register of Deeds of Craven County, North Carolina, as amended from time to time.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          AMENDED and RESTATED DEED  of TRUST, ASSIGNMENT OF
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 28, 1992, effective as of
          ---------
          September 1, 1992 and recorded on October 19, 1992 in Condominium Book 38, Page 258 and in Book 1339, Page 795 in Craven County, North Carolina, as amended from time to time.

                      ---------------------------


                       FAIRFIELD SAPPHIRE VALLEY
                           (JACKSON COUNTY)
                            ---------------
     BANK OF BOSTON
     --------------
          FCI:
          ---
          DEED OF TRUST   -   dated February  23, 1982  from
          -------------
          Fairfield Sapphire Valley, Inc., predecessor to FCI (Grantor) to Gilbert O. Dempsey (Trustee) and to The First National Bank of Boston (Beneficiary) and recorded on March 17, 1982 in Book 535, Page 585 in the Office of the Register of Deeds of Jackson County, North Carolina, as amended from time to time.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          SECOND DEED of TRUST, ASSIGNMENT OF RENTS,  LEASES
          --------------------------------------------------
          and LEASEHOLD INTERESTS  and SECURITY AGREEMENT  -
          -----------------------------------------------
          dated August 25, 1992, effective as of September 1, 1992 and recorded September 3, 1992 in Book 813, Page 780 in Jackson County, North Carolina, as amended from time to time.

                      ---------------------------


          FAC:
          ---
          DEED OF TRUST   -   dated February  21, 1983  from
          -------------
          Fairfield Acceptance Corporation (Grantor) and Lawyers Title Insurance Corporation (Nominee) to Gilbert O. Dempsey (Trustee) and to The First National Bank of Boston (Beneficiary) and recorded on February 25, 1983 in Book 551, Page 683 in the Office of the Register of Deeds of Jackson County, North Carolina, as amended from time to time.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          AMENDED and  RESTATED DEED of TRUST, ASSIGNMENT OF
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 28, 1992, effective as of
          ---------
          September 1, 1992 and recorded on October 12, 1992 in Book 817, Page 283 in Jackson County, as amended from time to time.


                      ---------------------------


                       FAIRFIELD SAPPHIRE VALLEY
                         (TRANSYLVANIA COUNTY)
                          -------------------
     BANK OF BOSTON
     --------------
          FCI:
          ---
          DEED  OF TRUST   -   dated  October 20,  1988 from
          --------------
          Fairfield Communities, Inc. (Grantor) and Lawyers Title Insurance Corporation (Nominee) to Paul A. Lipsmeyer (Trustee) and to The First National Bank of Boston (Beneficiary) and recorded on
          November 4, 1988 in Book 168, Page 847 in Transylvania County, North Carolina.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          SECOND DEED of TRUST,  ASSIGNMENT OF RENTS, LEASES
          --------------------------------------------------
          and  LEASEHOLD INTERESTS and  SECURITY AGREEMENT -
          ------------------------------------------------
          dated August 25, 1992, effective as of September 1, 1992 and recorded on September 3, 1992 in Book 199, Page 138, #004760 in Transylvania County, North Carolina, as amended from time to time.

                      ---------------------------


          FAC:
          ----

          DEED  OF TRUST  -   dated September  30, 1988 from
          --------------
          Fairfield Acceptance Corporation (Grantor) and Lawyers Title Insurance Corporation (Nominee) to Paul A. Lipsmeyer (Trustee) and to The First National Bank of Boston, as Agent (Beneficiary) and recorded on November 4, 1988 in Book 168, Page 864 in Transylvania County, North Carolina.

               The above referenced Deed of Trust has been amended and restated pursuant to the following amendment:

          AMENDED  and RESTATED DEED of TRUST, ASSIGNMENT OF
          --------------------------------------------------
          RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 28, 1992, effective as of
          ---------
          September 1, 1992 and recorded on October 13, 1992 in Book 200, Page 490 in Transylvania County, North Carolina, as amended from time to time.

                      ---------------------------


                         FAIRFIELD PLANTATION
                         --------------------
     BANK OF BOSTON
     --------------
          FCI:
          ---
          DEED TO  SECURE DEBT   -  dated May  26, 1980 from
          --------------------
          Fairfield Plantation, Inc., predecessor to FCI (Grantor) and Lawyers Title Insurance Corporation (Nominee) to The First National Bank of Boston (Beneficiary) and recorded on June 23, 1981 in Book 422, Page 692 in the Office of the Clerk of Superior court and Carroll County, Georgia, as amended from time to time.

               The  above referenced Deed to Secure Debt has
          been   amended  and   restated  pursuant   to  the
          following amendment:

          AMENDED   and  RESTATED   DEED  to   SECURE  DEBT,
          -------------------------------------------------
          ASSIGNMENT   OF   RENTS,   LEASES  and   LEASEHOLD
          --------------------------------------------------
          INTERESTS  and SECURITY  AGREEMENT -  dated August
          ----------------------------------
          25, 1992, effective as of September 1, 1992 and recorded September 1, 1992 in Book 751, Page 263 in Carroll County, Georgia and further recorded on September 11, 1992 in Book 777, Page 633 in Douglas County, Georgia, as amended from time to time.


                      ---------------------------


          FAC:
          ---
          DEED  TO SECURE DEBT   -  dated  February 21, 1983
          --------------------
          between Fairfield Acceptance Corporation (Grantor) and Lawyers Title Insurance Corporation (Nominee) and The First National Bank of Boston (Beneficiary) and recorded on February 25, 1983 in Book 446, Page 202 in the Office of the Clerk of Superior Court of Carroll County, Georgia, as amended from time to time.

               The Deed to Secure Debt has been amended and restated pursuant to the following amendment:

          AMENDED   and  RESTATED   DEED  to   SECURE  DEBT,
          -------------------------------------------------
          ASSIGNMENT   OF   RENTS,   LEASES  and   LEASEHOLD
          --------------------------------------------------
          INTERESTS and SECURITY AGREEMENT - dated effective
          --------------------------------
          September 1, 1992, and recorded September 22, 1992 in Deed Book 753, Page 800 with the Clerk of the Superior Court, Carroll County, Georgia and further recorded on October 9, 1992 in Book 780, Page 745 with the Clerk of the Superior Court of Douglas County, Georgia.

                      ---------------------------


                        FAIRFIELD WILLIAMSBURG
                        ----------------------
     BANK OF BOSTON
     --------------
          FCI:
          ---
          CREDIT  LINE DEED OF TRUST   -  dated June 5, 1985
          --------------------------
          between Fairfield Williamsburg, Inc., predecessor to FCI (Grantor) and Vernon M. Geddy, Jr. (Trustee) and The First National Bank of Boston (Beneficiary) and recorded on June 5, 1985 in Deed Book 417, Page 610 in the Office of the Circuit Court Clerk of York County, Virginia, as amended from time to time.

               The  above referenced  Credit  Line  Deed  of
          Trust has been amended and restated pursuant to the following amendment:

          AMENDED and  RESTATED CREDIT  LINE DEED  of TRUST,
          -------------------------------------------------
          ASSIGNMENT   OF   RENTS,   LEASES  and   LEASEHOLD
          ---------------------------------------------------
          INTERESTS  and SECURITY  AGREEMENT -  dated August
          ----------------------------------
          25, 1992, effective as of September 1, 1992 and recorded on September 4, 1992 in Deed Book 680, Page 524 in York County, Virginia, as amended from time to time.



                      ---------------------------



          FAC:
          ----
          CREDIT LINE DEED OF  TRUST  -  dated  June 3, 1985
          --------------------------
          from Fairfield Acceptance Corporation (Grantor) and Lawyers Title Insurance Corporation (Nominee), Vernon M. Geddy, Jr. (Trustee) and The First National Bank of Boston (Beneficiary) and recorded on June 5, 1985 in Deed Book 417, Page 633 in the Office of the Circuit Court Clerk of York County, Virginia.

          CORRECTION  CREDIT  LINE DEED  OF TRUST  -   dated
          ---------------------------------------
          January 13, 1986  and recorded on June  6, 1986 in
          Deed Book 443, Page 428 in York County.

               The  above referenced  Credit  Line  Deed  of
          Trust has been amended and restated pursuant to the following amendment:

          AMENDED and  RESTATED CREDIT  LINE DEED of  TRUST,
          --------------------------------------------------
          ASSIGNMENT   OF   RENTS,   LEASES  and   LEASEHOLD
          --------------------------------------------------
          INTERESTS  and SECURITY  AGREEMENT -  dated August
          -----------------------------------
          28, 1992, effective as of September 1, 1992 and recorded September 24, 1992 in Deed Book 0684, Page 0128 in York County, Virginia, as amended from time to time.

                      ---------------------------



                        FAIRFIELD WILLIAMSBURG
                              (KINGSGATE)
                              ----------
     BANK OF BOSTON
     --------------
          FCI:
          ---
          CREDIT LINE  DEED OF  TRUST -  dated May  15, 1990
          ---------------------------
          between Fairfield Communities, Inc. (Grantor) and Vernon M. Geddy, Jr. (Trustee) and The First National Bank of Boston (Beneficiary) and recorded on May 15, 1990 in Deed Book 582, Page 358 in the Office of the Circuit Court Clerk of York County, Virginia.

          CREDIT LINE DEED  of TRUST,  ASSIGNMENT OF  RENTS,
          --------------------------------------------------
          LEASES  and  LEASEHOLD   INTERESTS  and   SECURITY
          --------------------------------------------------
          AGREEMENT - dated August 28, 1992, effective as of
          ---------
          September 1, 1992 and recorded September 4, 1992 in Deed Book 680, Page 470, #9210463 in York County, Virginia, as amended from time to time.

                      ---------------------------


          FAC:
          ---
          CREDIT LINE  DEED of TRUST,   ASSIGNMENT OF RENTS,
          --------------------------------------------------
          LEASES  and  LEASEHOLD   INTERESTS  and   SECURITY
          --------------------------------------------------
          AGREEMENT  -  dated  August  28,  1992,  effective
          ---------
          September 1, 1992 and recorded on September 24, 1992, in Deed Book 0684, Page 0171 in York County, Virginia, as amended from time to time.


                      ---------------------------


                         FAIRFIELD OCEAN RIDGE
                         ---------------------
     BANK OF BOSTON
     --------------
          FCI:
          ----
          MORTGAGE  -   dated July  14, 1983 from  Fairfield
          --------
          Ocean Ridge, Inc., predecessor to FCI (Mortgagor) to The First National Bank of Boston (Mortgagee) recorded on August 8, 1983 in Book 235 at Page 160 in the Office of the Clerk of Court of Colleton County, South Carolina, as amended from time to time.

               The  above  referenced   Mortgage  has   been
          amended and restated pursuant to the following amendment:

          AMENDED  and RESTATED MORTGAGE  - dated August 25,
          ------------------------------
          1992, effective as of September 1, 1992 and recorded on September 3, 1992 in M.R.E. Book 504, Page 283 in Colleton County, as amended from time to time.
                      ---------------------------


          FAC:
          ----
          MORTGAGE   -   dated July 15,  1983 from Fairfield
          --------
          Acceptance Corporation, Inc. (Mortgagor) to The First National Bank of Boston (Mortgagee) recorded on August 8, 1983 in Book 235 at Page 184 in the Office of the Clerk of Court of Colleton County, South Carolina, as amended from time to time.

               The  above  referenced   Mortgage  has   been
          amended and restated pursuant to the following amendment:

          AMENDED  and RESTATED MORTGAGE  - dated August 28,
          ------------------------------
          1992 and recorded on September 25, 1992, in M.R.E.
          Book 507, Page 105 in Colleton County, as amended from time to time.

                      ---------------------------

                           FAIRFIELD BRANSON
                           -----------------
          BANK OF BOSTON
          --------------
          FCI:
          ---
          DEED  OF TRUST    -   dated  April 9,  1993,  from
          --------------
          Fairfield Communities, Inc. (Mortgagor) to Clay Cantwell (Trustee) for the benefit of The First National Bank of Boston (Mortgagee) and recorded on April 15, 1993, in Book 319, Pages 5038-5081 in the Office of the Recorder for taney County, Missouri.

          FAC:
          ---
                                 None


                              SCHEDULE C
                              ----------

                1993-A TRUST LOTS, UNDIVIDED OWNERSHIP
                        INTERESTS AND INTERVALS

                         (Previously Provided)

                         [Information Omitted]






                              SCHEDULE D
                              ----------

                    1995 LOTS, UNDIVIDED OWNERSHIP
                        INTERESTS AND INTERVALS

                        GRANTED ON CLOSING DATE
                (April 10, 1995 - Previously Provided)

                         [Information Omitted]



                              ADDENDUM TO
                              -----------
                              SCHEDULE D
                              ----------

                    1995 LOTS, UNDIVIDED OWNERSHIP
                        INTERESTS AND INTERVALS

                 GRANTED ON EFFECTIVE RESTATEMENT DATE
                         (SEPTEMBER 17, 1996)

                         [Information Omitted]